                                                                     RULE 497(c)
                                                       Registration No. 33-11642

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MICHIGAN                                                       600 FIFTH AVENUE
DAILY TAX FREE                                             NEW YORK, N.Y. 10020
INCOME FUND, INC.                                                (212) 830-5220
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PROSPECTUS
July 1, 1998



Michigan Daily Tax Free Income Fund, Inc. (the "Fund") is an open-end management investment company that is a short-term, tax-exempt, money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income taxes and to the extent possible from Michigan income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that those objectives will be achieved. The Fund offers two classes of shares to the general public. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager and the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund. The Fund is concentrated in the securities issued by Michigan or entities within Michigan and the Fund may invest a significant percentage of its assets in a single issuer, therefore an investment in the Fund may be riskier than an investment in other types of money market funds.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the address or telephone number set forth above. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC. Reich & Tang Asset Management L.P. is a registered investment adviser and acts as investment manager of the Fund. Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.


Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

 This Prospectus should be read and retained by investors for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT BEING OFFERED VIA THE INTERNET TO RESIDENTS OF PARTICULAR STATES.

                           TABLE OF FEES AND EXPENSES



Annual Fund Operating Expenses
(as a percentage of average net assets)      Class A         Class B


   Management Fees - After fee Waiver          0.09%             0.09%
   12b-1 Fees                                  0.20%             --
   Other Expenses                              0.52%             0.52%

                  Administration Fees       0.21%             0.21%
                                               ------            ------
  Total Fund Operating Expenses -
             After Fee Waiver                   0.81%            0.61%



Example                                   1 year   3 years   5 years   10 years
-------                                   ------   -------   -------   --------

You would pay the following  expenses
on a $1000 investment,  assuming 5%
annual return (cumulative through
the end of each year):
                              Class A        $8       $26        $45      $100
                              Class B        $6       $20        $34       $76



The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager voluntarily waived a portion of the management fees. Absent the fee waivers, the management fee would have been 0.30%. The Total Fund Operating Expenses would have been 1.02% for Class A shares and 0.82% for Class B shares, absent the respective fee waivers. Expense information in the table has been restated to reflect current fees.

The  figures   reflected  in  this  example   should  not  be  considered  as  a
representation of past or future expenses. Actual expenses may be greater or less than those shown above.

                              FINANCIAL HIGHLIGHTS

The following financial highlights of Michigan Daily Tax Free Income Fund, Inc. have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon is incorporated by reference in the Statement of Additional Information.


                                                                         Year Ended February 28/29
Class A                                   1998      1997     1996     1995     1994     1993    1992     1991     1990     1989
-------                                  -------  -------   ------   ------  -------  -------  -------  ------   ------  ------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value,
    beginning of period.......           $  1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00    $1.00
                                        ---------  -------  -------  -------  ------   ------  -------  -------  ------   -----
Income from investment operations:

  Net investment income.......             0.030   0.028    0.032    0.025    0.019    0.023   0.038    0.055    0.061    0.048
Less distributions:
Dividends from net

    investment income.........         (  0.030)  (0.028)  (0.032)  (0.025)  (0.019)  (0.023) (0.038)  (0.055)  (0.061)  (0.048)
                                         -------    -----    -----    -----    -----    -----   -----    -----    -----    -----
Net asset value, end of period        $    1.00    $ 1.00   $ 1.00  $  1.00  $ 1.00    $ 1.00  $ 1.00   $ 1.00  $  1.00    $1.00
                                      ==========   =======  ======= ======== =======   =======  =======  ======= ========  =======
Total Return..................             3.00%     2.82%    3.23%    2.56%   1.88%    2.33%    3.82%    5.64%    6.28%    4.95%
Ratios/Supplemental Data

Net assets, end of period
                 (000's omitted)         $51,593   $45,148 $57,510  $55,324  $68,401   $83,101  $119,535  $119,770 $63,811  $25,477
Ratios to average net assets:

  Expenses....................             0.81%     0.82%    0.82%   0.75%     0.74%    0.68%   0.64%    0.39%    0.20%    0.57%
  Net investment income.......             2.96%     2.79%    3.17%   2.53%     1.86%    2.32%   3.73%    5.45%    6.05%    4.92%
  Management, administration and

    Shareholder servicing fees waived      0.21%    0.08%    0.10%    0.28%    0.30%    0.25%   0.25%    0.49%    0.70%    0.70%
  Expenses paid indirectly....             0.00%    0.01%    0.02%      --       --       --       --      --       --       --




                                                          Year                           October 10, 1996
Class B                                                   Ended                     (Commencement of Sales) to
                                                    February 28, 1998                    February 28, 1997
                                                    -----------------                    -----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...........        $   1.00                              $  1.00
                                                       ---------                             -------
Income from investment operations:
  Net investment income........................            0.018                               0.012
Less distributions:
  Dividends from net investment income.........        (   0.018)                             (0.012)
                                                        ---------                             -------
Net asset value, end of period.................        $   1.00                              $  1.00
                                                       =========                             =======
Total Return...................................            3.19%*                               3.08%*
Ratios/Supplemental Data

Net assets, end of period (000's omitted)......            -0-                                    5
Ratios to average net assets:

  Expenses.....................................            0.62%*                               0.60%*
  Net investment income........................            3.15%*                               3.04%*
  Management and administration fees waived....            0.21%*                               0.08%*
  Expenses paid indirectly.....................            0.00%                                0.01%*

* Annualized

INTRODUCTION


Michigan Daily Tax Free Income Fund, Inc. (the "Fund") is an open-end investment management company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax, and, to the extent possible, from Michigan income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the State of Michigan, Puerto Rico and other U.S. territories, and their political subdivisions as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than Michigan, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to Michigan income taxes for Michigan residents. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of the value of its total assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. No assurance can be given that these objectives will be achieved.


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment adviser or administrator to seventeen other open-end investment management companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only) pursuant to the Fund's plan adopted under Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended, (the "1940 Act"). (See "Distribution and Service Plan" herein.)


On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's subscription purchase order will be accepted after the payment is converted into Federal Funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon, New York City time, on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day. The Fund pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the same Class of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)


The Fund intends that its investment portfolio may be concentrated in Michigan Municipal Obligations, as defined herein, and Participation Certificates as defined herein. A summary of special risk factors affecting the State of Michigan is set forth under "Investment Objectives, Policies and Risks" herein and "Michigan Risk Factors" in the Statement of Additional Information. Investment in the Fund should be made with an understanding of the risks which an investment in Michigan Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Michigan issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated portfolio.



The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, one for each of the Fund's separate investment portfolios that may be created in the future.


INVESTMENT OBJECTIVES,
POLICIES AND RISKS



The Fund is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from Michigan income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of Michigan, other states, territories and possessions of the U.S. and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). The Fund will invest more than 25% of its assets in Michigan Municipal Obligations, including Participation Certificates therein. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates in Municipal Obligations will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code").


Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates in such securities), together with securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Michigan or any Michigan local governments, or their instrumentalities, authorities or districts ("Michigan Municipal Obligations") will be exempt from the Michigan Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that Michigan is prohibited from taxing under the Constitution, the laws of the United States of America or the Michigan Constitution ("Territorial Municipal Obligations") also should be exempt from the Michigan Income Tax provided the Fund complies with Michigan law. (See "Michigan Income Taxes" herein.) To the extent suitable Michigan Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the Michigan Income Tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in Michigan Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations (excluding securities, the interest income on which may be subject to the Federal alternative minimum tax) and in Participation Certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax, including securities, the interest income on which may be subject to the Federal alternative minimum tax. The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality; and (iii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act) and also meet the criteria set forth in either of the above clauses (i) or (ii). A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P') and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes, or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "SP-1AA" by S&P and "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments.


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions. The term First Tier Security means any Eligible Security that: (i) is a rated security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that is, as determined by the Fund's Board of Directors, to be of comparablequality; (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.


In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (3) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. In the event that the security is disposed of , such disposal shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any Demand Feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.



All investments by the Fund will mature or will be deemed to mature in 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.



In view of the "concentration" of the Fund in Participation Certificates in Michigan Municipal Obligations, which may be secured by Guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Such risks include extensive governmental regulation, changes in the availability and cost of capital funds, and general economic conditions. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.)



Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information. The Fund may not:


1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.


2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a Demand Feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.


4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. With respect to 75% of the total amortized cost value of the Fund's assets, not more than 5% of the Fund's assets may be invested in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection.



5. Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.



The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


The primary purpose of investing in a portfolio of Michigan Municipal Obligations is the special tax treatment accorded Michigan resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the Michigan issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Generally, the State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and overcapacity. Such actions could adversely affect the State revenues. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself. In addition, on March 15, 1994, the electors of the State voted to amend the State's

Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding to a combination of property taxes and state revenues, some of which are provided from new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government. A more complete discussion of special risk factors affecting the State of Michigan is set forth under "Michigan Risk Factors" in the Statement of Additional Information.



Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Michigan issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including the Participation Certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term Michigan Municipal Obligations. For additional information, please refer to the Statement of Additional Information.



MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.



The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. The Manager was at May 31, 1998, investment manager, adviser or supervisor with respect to assets aggregating in excess of $11.4 billion. The Manager acts as manager or administrator of seventeen other investment companies and also advises pension trusts, profit sharing trusts and endowments.


Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager, due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaced NEICOP as the limited partner and owner of a 99.5% interest in the Manager.


Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.

Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


MetLife is a mutual life insurance company and is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., Nvest Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisers or managers to 80 other registered investment companies.


The recent name change did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The Investment Management Contract has a term which extends to February 28, 1999 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.



Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% of the Fund's average daily net assets (the "Management Fee") for managing the Fund's investment portfolio and performing related services.


Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee equal to .21% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


In addition, the Distributor receives a fee equal to .20% of the Fund's average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both classes of the Fund will be allocated daily to each class share based on the percentage of outstanding shares at the end of the day.


DESCRIPTION OF COMMON STOCK


The Fund was incorporated in Maryland on January 30, 1987. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, all shares will be voted on in the aggregate except if voting by Class is required by law or the matter involved affects only one class, in which case shares will be voted on separately by Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.



The Class A and Class B shares of the Fund will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same Class of a Fund that participates in an exchange privilege with the Fund. (See "Exchange Privilege" herein.) Payments that are made under the Plans will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.


Under its Articles of Incorporation the Fund has the right to redeem shares of stock owned by any shareholder for cash to the extent, and at such times, as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders. As of May 31, 1998, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect 100% of the directors, if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.



DIVIDENDS AND DISTRIBUTIONS


The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.



All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected, by written notice to the Fund, to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


HOW TO PURCHASE AND REDEEM SHARES


Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. (See "Investments Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.) With respect to both Classes of shares, the minimum initial investment in the Fund by Participating Organizations is $1,000, which may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of customers whose initial investments are less than $1,000. The minimum initial investment for securities brokers, financial institutions and other industry professionals that are not Participating Organizations is $1,000. The minimum initial investment for all other investors is $5,000. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from investors directly.


In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a subscription or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.


Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's order at the net asset value per share next determined after receipt of the order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.


Shares are issued as of 12 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.



The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.



Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, New York City time, on any Fund Business Day becomes effective on the next Fund Business Day.


The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount and thereby avoid such mandatory redemption.



The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, is a taxable gain or loss to the investor.



Investments Through
Participating Organizations


Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating

Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.


Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Direct Purchase and Redemption Procedures


The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly and not through Participating Organizations. These investors may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:


  Within New York State                   212-830-5220
  Outside New York State (toll free)      800-221-3079


All shareholders, other than certain Participant Investors, will receive from the Fund individual confirmations of each purchase and redemption of Fund shares (other than draft check redemptions) and a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchase and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Certificates for Fund shares will not be issued to an investor.


Initial Purchases of Shares

Mail

Investors may send a check made payable to "Michigan Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:


  Michigan Daily Tax Free Income Fund, Inc.
  Reich & Tang Funds
  600 Fifth Avenue-8th Floor
  New York, New York 10020


Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.


Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York State) or at 800-221-3079 (outside New York State) and then instruct a member commercial bank to wire money immediately to:


  Investors Fiduciary Trust Company
  ABA # 101003621
  DDA # 890752-953-8
  For Michigan Daily Tax Free Income Fund, Inc.
  Account of (Investor's Name)______________

  Fund Account # 811__________
  SS #/Tax I.D.#___________________



The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Personal Delivery

Deliver a check made payable to "Michigan Daily Tax Free Income Fund, Inc." along with a completed subscription order form to:


  Reich & Tang Funds
  600 Fifth Avenue-8th Floor
  New York, New York 10020


Electronic Funds Transfers (EFT), Pre-authorized Credit and Direct Deposit Privilege



You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.

Subsequent Purchases of Shares


Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

  Michigan Daily Tax Free Income Fund, Inc.
  Reich & Tang Funds
  P.O. Box 13232
  Newark, New Jersey 07101-3232


There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.


Redemption of Shares



A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class following acceptance by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used to purchase the shares has been cleared for payment by the investor's bank and converted into Federal Funds. A bank check will currently be considered by the Fund to have cleared 15 days after it is deposited by the Fund.



A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests


Shareholders may make a redemption in any amount by sending a written request to the Fund, accompanied by any certificate that may have been previously issued to the shareholder, addressed to:


  Michigan Daily Tax Free Income Fund, Inc.
  Reich & Tang Funds
  600 Fifth Avenue-8th Floor
  New York, New York 10020



All previously issued certificates submitted for redemption must be endorsed by the shareholder and all written requests for redemption must be signed by the shareholder, in each case with signature guaranteed. Normally the redemption proceeds are paid by check and mailed to the shareholder of record.



Checks


By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check which could take up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interests of the Fund and its shareholders.


Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not cashable because it has been held longer than six months, an unsigned check or a postdated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees.


Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order, the Fund will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.


Telephone


The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York State at 800-221-3079, and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Exchange Privilege


Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange Fund, the shareholder of the Fund is entitled to exchange their shares for the shares available in that exchange Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser, manager or administrator. An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes.


There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at their respective net asset value.



The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number set forth on the cover page of this Prospectus.



An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.


Instructions for exchanges may be made by sending a signature guaranteed written request to:


  Michigan Daily Tax Free Income Fund, Inc.
  Reich & Tang Funds
  600 Fifth Avenue-8th Floor
  New York, New York 10020


or, for  shareholders  who have elected that option,  by telephoning the Fund at
(212) 830-5220; outside New York State at (800) 221-5079. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time upon written notification to the shareholder.


Specified Amount Automatic Withdrawal Plan


Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly basis in an amount approved and confirmed by the Manager. A specified amount plan payment is made by the Fund on the 23rd day of each month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.


DISTRIBUTION AND SERVICE PLAN



Pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares of the Fund only) with Reich & Tang Distributors, Inc. (the "Distributor").



Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives (with respect only to the Class A shares) a service fee equal to .20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholders services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Manager and the Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; (iii) and to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and the Distributor for any fiscal year under the Investment Management Contract, the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.



For the fiscal year ended February 28, 1998, the total amount spent pursuant to the Plan for Class A shares was .32% of the average daily net assets of the Fund, of which .20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement and an amount representing .12% of the average daily assets was paid by the Manager (which may be deemed an indirect payment by the Fund). Of the total amount paid by the Manager, $154,937 was utilized for broker assistance payments,$2,055 for compensation to sales personnel, $792 for travel and expenses, $3,192 for Prospectus printing and $209 on miscellaneous expenses.



FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although as described below, such "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Further, corporations will be required to include in alternative minimum taxable income, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest.


Although the Fund intends to maintain a $1.00 per share net asset value, a Shareholder may realize a taxable gain or loss upon the disposition of shares.


Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax.



With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations thereof and that the interest thereon the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel. (See "Federal Income Taxes" in the Statement of Additional Information.)


In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


MICHIGAN INCOME TAXES


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. With respect to dividends treated for Federal income tax purposes as "exempt-interest dividends" that are paid by the Fund to a Michigan resident individual shareholder, in the opinion of Miller, Canfield, Paddock and Stone, P.L.C. special Michigan tax counsel to the Fund, amounts correctly designated as derived from Michigan Municipal Obligations received by the Fund will not be subject to the Michigan Income Tax. Amounts correctly designated as derived from Territorial Municipal Obligations should not be subject to the Michigan Income Tax.


Michigan Income Tax will apply to capital gain dividends distributed to shareholders as well as to gains or losses incurred by the shareholders upon sale or exchange of their shares.



The Intangibles Tax was totally repealed effective January 1, 1998.



Only persons engaging in business activity within Michigan are subject to the Michigan Single Business Tax ("SBT"). Under the SBT, distributions made with respect to shares of the Fund, to the extent that such distributions represent "exempt-interest dividends" for Federal income tax purposes that are attributable to Michigan or Territorial Municipal Obligations, if not included in determining taxable income for Federal income tax purposes, are also not included in the adjusted tax base upon which the SBT is computed, of either the Fund or the shareholders.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


GENERAL INFORMATION



The Fund was incorporated under the laws of the State of Maryland on January 30, 1987 and it is registered with the SEC as an open-end, management investment company.



The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.



As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-Laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Manager does not anticipate that the year 2000 issue will have a material impact of the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid an adverse impact on the Fund.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's registration statement filed with the SEC, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the SEC and copies thereof may be obtained upon payment of certain duplicating fees.



NET ASSET VALUE


The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. The net asset value of a Class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) for such Class by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


CUSTODIAN AND TRANSFER AGENT



Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                     TABLE OF CONTENTS
Table of Fees and Expenses......................2
Financial Highlights............................3
Introduction....................................4
Investment Objectives,
  Policies and Risks............................5
Management of the Fund..........................9
Description of Common Stock.....................11          MICHIGAN
Dividends and Distributions.....................11          DAILY TAX
How to Purchase and Redeem Shares...............12          FREE INCOME
  Investments Through                                       FUND, INC.
    Participating Organizations.................13
  Direct Purchase and
     Redemption Procedures .....................14
  Initial Purchases of Shares...................15
  Electronic Funds Transfers (EFT),
     Pre-authorized Credit and Direct
     Deposit Privilege..........................15          PROSPECTUS
  Subsequent Purchases of Shares................15          July 1, 1998
  Redemption of Shares..........................16
  Exchange Privilege............................17
  Specified Amount Automatic
     Withdrawal Plan............................18
Distribution and Service Plan...................19
Federal Income Taxes............................20
Michigan Income Taxes...........................21
General Information ............................21
Net Asset Value.................................22
Custodian and Transfer Agent....................22

                                                                     RULE 497(c)
                                                       Registration No. 33-11642

--------------------------------------------------------------------------------
600 Fifth Avenue, New York, NY 10020
(212) 830-5220

MICHIGAN
DAILY TAX FREE
INCOME FUND, INC.
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 1998


This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of Michigan Daily Tax Free Income Fund, Inc. (the "Fund"), dated July 1, 1998 and should be read in conjunction with the Prospectus. The Fund's Prospectus may be obtained without charge, from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.



                                Table of Contents
-----------------------------------------------------------------------------------------------------------------------------------
Investment Objectives, Policies and Risks............2        Manager...........................................13
Description of Municipal Obligations.................3             Expense Limitation...........................15
  Variable Rate Demand Instruments                            Management of the Fund............................15
    and Participation Certificates...................5             Compensation Table...........................17
  When-Issued Securities.............................7             Counsel and Auditors.........................17
  Stand-by Commitments...............................7        Distribution and Service Plan.....................17
Taxable Securities...................................8        Description of Common Stock.......................18
  Repurchase Agreements..............................8        Federal Income Taxes..............................20
Michigan Risk Factors................................9        Michigan Income Taxes.............................21
Investment Restrictions.............................10        Custodian and Transfer Agent .....................21
Portfolio Transactions..............................11        Financial Statements..............................22
How to Purchase and Redeem Shares...................12        Description of Ratings............................23
Net Asset Value.....................................12        Tax Equivalent Yield Tables.......................24
Yield Quotations....................................12

-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND RISKS



As stated in the Prospectus, the Fund is an open-end management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income, exempt from regular Federal income taxes and, to the extent possible, Michigan income taxes (the "Michigan Income Tax"), as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund's assets will be invested primarily in high quality debt obligations issued by or on behalf of the State of Michigan, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from Federal income taxation ("Municipal Obligations") and in Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). The Fund will invest more than 25% of it's assets in Michigan Municipal Obligations, including Participation Certificates therein. Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law excludes such interest from Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates in such securities), together with securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Michigan or any Michigan local governments, or their instrumentalities, authorities or districts and on obligations of the United States which pay interest excludable under the Constitution or laws of the United States ("Michigan Municipal
Obligations") will be exempt from the Michigan Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that Michigan is prohibited from taxing under the Constitution, the laws of the United States of America or the Michigan Constitution ("Territorial Municipal Obligations"), also may be exempt from Michigan Income Tax provided the Fund complies with Michigan laws. (See "Michigan Income Taxes" herein.) To the extent that suitable Michigan Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the Michigan Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in Michigan Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at a $1.00 per share for each Class. There can be no assurance that this value will be maintained. The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


Although the Fund will attempt to invest 100% of its assets in Municipal Obligations (excluding securities, the interest income on which may be subject to the Federal alternative minimum tax) and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to Federal, state and local income tax, including securities, the interest income on which may be subject to the Federal alternative minimum tax. In view of the "concentration" in Participation Certificates in Michigan Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in this paragraph may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality; and (iii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act) and also meet the criteria set forth in either of the above clauses (i) or (ii). A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, Guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates " herein.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and "Aaa" and "Aa" by Moody's in the case of bonds; "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Trustees has determined that Municipal Obligations which are backed by the credit of the Federal Government will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.) The highest rating in the case of variable and floating demand notes is "SP-1/AA" by S&P or "VMIG-1" by Moody's. Such instruments may produce a lower yield than would be available from less highly rated instruments. The Fund's Board of Directors has determined that obligations which are backed by the credit of the Federal government (the interest on which is not exempt from Federal income taxation) will be considered to have a rating equivalent to Moody's "Aaa". (See "Description of Ratings" herein.)


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. Provided, however, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless Municipal Obligations are First Tier Securities.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


The concentration in Municipal Obligations and Participation Certificates may present greater risks than in the case of a more diversified company. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


DESCRIPTION OF MUNICIPAL OBLIGATIONS


As used in the Prospectus, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates" herein.

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition.

          Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

          The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


         In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, Guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the Demand Feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.


     (2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Michigan issuers.

     (3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     (4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

     (5) Any other  Federal  tax-exempt,  and to the extent  possible,  Michigan
         Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of, such disposal shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any Demand Feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. Where necessary to ensure that the Municipal Obligations are Eligible Securities or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by a Guarantee that would qualify the investment as an Eligible Security.



Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional Demand Feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional Demand Feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the high quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the Demand Feature.



The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of the underlying Municiapl Obligation for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion


-------------------------------------------------------------------------------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution and, where applicable, draw on the letter of credit or insurance on demand after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (3) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above. (See "Federal Income Taxes" herein.)


In view of the "concentration" of the Fund in Participation Certificates in Michigan Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.



Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.



For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an eligible security, it will be sold in the market or through exercise of the repurchase Demand Feature to the issuer.



When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal Income Tax.


Stand-by Commitments

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.


The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.


The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.


The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.


The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.


The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation. (See "Federal Income Taxes" herein.) In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


TAXABLE SECURITIES


Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below, the interest income on which is subject to Federal income tax, under any one or more of the following circumstances: (a)pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for the purpose of meeting anticipated redemptions and (d) with regard to (5) below, if the Manager believes that such investments are in the best interests of the investors in the Fund. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (3) certificates of deposit of domestic banks with assets of $1 billion or more; (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own and (5) Municipal Obligations, the interest income on which may be subject to the Federal alternative minimum tax. (See "Federal Income Taxes" herein.)


Repurchase Agreements


The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


MICHIGAN RISK FACTORS



Economic activity in the State of Michigan (sometimes referred to herein as the "State") has tended to be more cyclical than in the nation as a whole. The State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% to 16.3% in 1997. The Service sector now represents 27.41% of the State's economy. Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. For the last three years, the State's unemployment rate has remained near or below the national average. During 1997, the average monthly unemployment rate in the State was 4.2% as compared to a national average of 4.9% in the United States.



The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and overcapacity. Such actions could adversely affect the State revenues. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.


The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if the spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.


The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long term debt for the purposes of making loans to school districts and long term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.



The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 56% from the payment of State taxes and 44% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 2/3% of total General Fund expenditures have been for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.


In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For each of the last six fiscal years the state ended the fiscal year with its General Fund in balance after transfers in 1993-1996 from the General Fund to the Budget
Stabilization Fund. The balance in the Budget Stabilization Fund to $1.15 billion as of September 30, 1997, of which $572.6 million was reserved for future education funding as described in the next paragraph. In all but one of the last six fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years.


In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts from the Budget Stabilization Fund (i) an additional $32 million per year in the fiscal years 1998-99 through 2007-08, and (ii) up to an additional $40 million per year in the fiscal years 1998-99 through 2012-13.



Amendments to the Michigan constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.


State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total state revenue sharing payments have increased in each of the last five years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.


On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes for school operating purposes and shifted the proportions of local school funding sources among property taxes and state revenue, some of which are provided from new or increased State taxes. The legislation also contained other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.


In addition, in 1994 the State legislature adopted a package of state tax cuts, including a phase-out of the Intangibles tax, an increase in exemption amounts for personal income tax and reductions in the single business tax.


The State is a party to various legal proceedings seeking damages or injunctive or other relief. If resolved unfavorably to the State, these proceedings could substantially affect State, local, or school district programs or finances.



Currently, the State's general obligation bonds are rated "Aa1" by Moody's, "AA+" by S&P, and "AA+" by Fitch Investor's Service L.P.



INVESTMENT RESTRICTIONS


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:


     (1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Directors and which is consistent with the Fund's objectives and policies.


     (2) Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.


     (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

     (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" herein.


     (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


     (6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a Demand Feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.



     (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.


     (8) Make  loans  to  others,  except  through  the  purchase  of  portfolio
         investments,   including  repurchase  agreements,  as  described  under
         "Investment Objectives, Policies and Risks" herein.


     (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.



     (10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 under the Investment Company Act of 1940), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such terms are defined in Rule 2a-7).



    (11) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


     (12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


PORTFOLIO TRANSACTIONS



The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a Demand Feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, Guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


HOW TO PURCHASE AND REDEEM SHARES


The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.


NET ASSET VALUE



The Fund does not determine net asset value per share on the following holidays:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) for such Class by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)


YIELD QUOTATIONS



The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.


The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: The unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return +
1)365/7 - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its taxable equivalent yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a taxable equivalent yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. (See "Taxable Equivalent Yield Table" herein.)


The Fund's Class A shares yield for the seven day period ended May 31, 1998 was 3.19%, which is equivalent to an effective yield of 3.24%.



MANAGER


The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at May 31, 1998, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $11.4 billion. In addition to the Fund, the Manager acts as investment manager and administrator of seventeen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaces NEICOP as the limited partner and owner of a 99.5% interest in the Manager.


Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


MetLife is a mutual life insurance company and is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include
AEW  Capital  Management,   L.P.,  Back

Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., Nvest Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.


The recent name change did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The Investment Management Contract has a term which extends to February 28, 1999 and may be continued in force thereafter for successive twelve-month periods beginning each March 1, provided that such continuance is specifically approved by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .30% of the Fund's average daily net assets (the "Management Fee") for managing the Fund's investment portfolio and performing related administrative and clerical services. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services. (See "Distribution and Service Plan" herein.) For the Fund's fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the fees payable to the Manager under the Investment Management Contract were $176,234, $164,544 and $150,005 respectively. For the years ended February 29, 1996, February 28, 1997, and February 28, 1998 the Manager voluntarily waived $0, $15,524 and $105,004 respectively, of said amounts and the Fund paid $176,234, $149,020 and $45,001 respectively, to the Manager in fees under the Investment Management Contract. The Manager may waive its rights to any portion of the Management Fee and may use any portion of the Management Fee for purposes of shareholder and administrative services and distribution of the Fund's shares.


Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its shareholder servicing fee, the Manager from its management fee and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Pursuant to the Administrative Services Contract with the Fund, the Manager performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% of the Fund's average daily net assets. For the Fund's fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998, the fee payable to the Manager under the Administrative Services Contract was $118,971, $115,181 and $105,004 respectively, of which $0, $0 and $0 was waived. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein).

Expense Limitation


The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees payable to the Manager under the Investment Management Contract.



The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


MANAGEMENT OF THE FUND


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. The address of each such person unless otherwise indicated, is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Manager.



Steven W. Duff, 44 - President of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc.
and Virginia Daily Municipal Income Fund, Inc.; President and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund, President of Cortland Trust, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.; and a Director of Pax World Money Market Fund, Inc.


Dr. W. Giles Mellon, 67 - Director of the Fund, has been Professor of Business Administration in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.; and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund .


Robert Straniere, 57 - Director of the Fund, has been a member of the New York State Assembly and a partner with the Straniere & Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Georgia Daily Municipal Income Fund, Inc., LifeCycle Mutual Funds, Inc., New Jersey Daily Municipal Income Fund Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.; and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund.


Dr. Yung Wong, 59 - Director of the Fund, was director of Shaw Investment Management (UK) Limited from October 1994 to October 1995, and formerly General Partner of Abacus Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (provider of network management software) since August 1989. Dr. Wong is a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.; and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund.


Molly Flewharty, 47 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.


Lesley M. Jones, 50 - Vice President of the Fund, has been Senior Vice President of the Reich & Tang Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. with which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.


Dana E. Messina, 41 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995, and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund Inc., Connecticut Daily Tax Free Income Fund Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.


Bernadette N. Finn, 50 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.; and Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc.


Richard De Sanctis, 41 - Treasurer of the Fund, has been Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. He is also Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity

Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.; and Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 33 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. She is also Assistant Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Georgia Daily Municipal Income Fund, Inc., Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pax World Money Market Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. and is Vice President and Assistant Treasurer of Cortland Trust, Inc.


The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended February 28, 1998, all of which consisted of aggregate directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. (See "Manager" herein.) See Compensation Table below.


                               COMPENSATION TABLE


                               COMPENSATION TABLE

          (1)                      (2)                      (3)                      (4)                         (5)

    Name of Person,             Aggregate                Pension or            Estimated Annual           Total Compensation
        Position            Compensation from            Retirement             Benefits upon             from Fund and Fund
                              Registrant for          Benefits Accrued            Retirement               Complex Paid to
                               Fiscal Year            as Part of Fund                                         Directors
                                                          Expenses


   W. Giles Mellon,            $2,000.00                     0                        0                     $52,250 (13 Funds)
       Director

   Robert Straniere,           $2,000.00                     0                        0                     $52,250 (13 Funds)
       Director

     Dr. Yung Wong,            $2,000.00                     0                        0                     $52,250 (13 Funds)
       Director




* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending February 28, 1998 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending February 28, 1998). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.


Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.


Matters in connection with Michigan law are passed upon by Miller, Canfield, Paddock and Stone, P.L.C. 2500 Comerica Building, 211 West Fort Street, Detroit, Michigan 48226.


McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.


DISTRIBUTION AND SERVICE PLAN



Pursuant to Rule 12b-1 (the "Rule") under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares.



Effective October 3, 1996, a majority of the Fund's Board of Directors including independent directors, approved the creation of a second class of shares of the Fund's outstanding common stock. In furtherance of this action, the Board of Directors has reclassified the common stock of the Fund into Class A and Class B shares. The Class A shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services.


For its services under the Shareholder Servicing Agreement (with respect to Class A shares only), the Distributor receives from the Fund a fee equal to .20% of the Fund's average daily net assets of Class A shares (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A shares only and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.



Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Manager in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares only, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A shares; to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and (iii) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Class A shares and past profits for the purposes enumerated in (i) above. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and the Distributor for any fiscal year under the Investment Management Contract, the Shareholder Servicing Agreement or the Administrative Services Contract in effect for that year.



In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the plan and identifying the distribution activities for which those expenditures were made.


The following applies only to Class A shares of the Fund. For the Fund's fiscal year ended February 28, 1998, the amount payable to the Manager under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to the Rule under the 1940 Act, totaled $99,998, none of which was voluntarily waived by the Manager. During the same period, the Manager made payments under the Plan totaling $161,185, of which $154,937 was paid to or on behalf of Participating Organizations. For the Fund's fiscal year ended February 28, 1997, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to the Rule under the 1940 Act, totaled $109,692, of which $28,354 was voluntarily waived by the Distributor. During the same period, the Manager and Distributor made payments under the Plan totaling $162,761, of which $154,563 was to or on behalf of Participating Organizations. For the Fund's fiscal year ended February 29, 1996, the amount payable to the Manager under the Distribution Plan and Shareholder Servicing Agreement and Administrative Services Contract adopted thereunder pursuant to the Rule under the 1940 Act, totaled $117,489, of which $57,587 was voluntarily waived by the Manager. During the same period, the Manager made payments under the Plan totaling $186,801, of which $176,337 was paid to or on behalf of Participating Organizations.


The Plan was most recently approved on January 30, 1998 by the Board of Directors including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager and shall continue until February 28, 1999. The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Class A shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Class A shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A shareholders.


DESCRIPTION OF COMMON STOCK



The authorized capital stock of the Fund, which was incorporated on January 30, 1987 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will generally be voted in the aggregate except in instances as disclosed below when Class voting is applicable. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of stock, Class A and Class
B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .20% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of a Fund that participates in an exchange privilege with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions. A fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. On May 31, 1998 there were 23,367,906 shares of the Fund's Class A shares outstanding and 0 Class B shares outstanding. As of May 31, 1998 the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned greater than 5% or more of the Fund's outstanding shares as of May 31, 1998:



                                                                    Nature of
Name and Address                           % of Class               Ownership

Class A



Reich & Tang Services L.P.
as Agent for Various Beneficial Owners
600 Fifth Avenue, 8th Floor
New York, NY  10020-2302                      32.64%                 Record



Shirley Young
771 Fisher Road
Gross Pointe, MI  48230-1203                   5.98%                 Beneficial



Class B


None


Under its Articles of Incorporation the Fund has the right to redeem shares of stock owned by any shareholder for cash to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.



As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.



FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code, and under Michigan law, as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. P.L. 99-514 expands the application of this rule as it applies to financial institutions, effective with respect to taxable years ending after December 31, 1986. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includable in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Taxpayers are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets, that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest. A shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a "substantial user" or "related Person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds," if any, held by the Fund.


Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains dividends are taxable at a maximum rate of 28% to non-corporate shareholders if the Fund's holding period is more than 12 months and 20% if the Fund's holding period is more than 18 months, without regard to the length of time shares have been held by the holder. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a non-corporate holder on the disposition of shares.



The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.


Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.



With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.


The Code provides that the interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund. P.L. 99-514 expands the application of this rule as it applies to financial institutions, effective with respect to Fund shares acquired after December 31, 1986. The Clinton Administration's Revenue Proposals for fiscal years 1999 would extend this provision to all financial intermediaries effective for taxable years beginning after the date of enactment with respect to obligations acquired on or after the date of first committee action.



From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


MICHIGAN INCOME TAXES


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. With respect to "exempt-interest dividends" that are paid to a Michigan resident individual shareholder by the Fund, in the opinion of Miller, Canfield, Paddock and Stone, P.L.C. special Michigan tax counsel to the Fund, amounts correctly designated as derived from Michigan Municipal Obligations received by the Fund will not be subject to the Michigan Income Tax. "Exempt-interest dividends" correctly designated as derived from Territorial Municipal Obligations should not be subject to the Michigan Income Tax.


Michigan Income Tax will apply to capital gain dividends distributed to shareholders as well as to gains or losses incurred by the shareholders upon sale or exchange of their shares.

Under the Michigan Intangibles Tax, the pro rata ownership of the underlying Michigan and Territorial Municipal Obligations, as well as the interest thereon, will be exempt to the shareholders. The Intangibles Tax was totally repealed effective January 1, 1998.



Only persons engaging in business activity within Michigan are subject to the Michigan Single Business Tax ("SBT"). Under the SBT, distributions made with respect to shares of the Fund, to the extent that such distributions represent exempt-interest dividends for Federal income tax purposes that are attributable to Michigan or Territorial Municipal Obligations, if not included in determining taxable income for Federal income tax purposes, are also not included in the adjusted tax base upon which the SBT is computed, of either the Fund or the shareholders.


Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.


CUSTODIAN AND TRANSFER AGENT



Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services Inc., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend disbursing agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


FINANCIAL STATEMENTS


The audited financial statements for the Fund and the report of McGladrey & Pullen thereon for the fiscal year ended February 28, 1998 are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s two highest municipal bond ratings


Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. (_____) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s two highest ratings of state and municipal notes and other short-term loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services two highest debt ratings:


AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


S&P does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services two highest commercial paper ratings:


A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s two highest commercial paper ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


------------------------------------------------------------------------------
* As Described by the rating agencies.


                                              TAXABLE EQUIVALENT YIELD TABLE
_____________________________________________________________________________________________________________

                                         1. If Your Taxable Income Bracket Is . . .
_____________________________________________________________________________________________________________


Single                     0-            25,351-        61,401-          128,101-         278,451
Return                   25,350          61,400         128,100          278,450          and over

_____________________________________________________________________________________________________________

Joint                      0-            42,351-        102,301-         155,951-         278,451
Return                   42,351          102,300        155,950          278,450          and over

_____________________________________________________________________________________________________________
                          2. Then Your Combined Income Tax Bracket Is . . .
_____________________________________________________________________________________________________________
Federal

Tax Bracket              15.00%          28.00%          31.00%           36.00%           39.60%

_____________________________________________________________________________________________________________
State

Tax Bracket               4.40%           4.40%          4.40%            4.40%            4.40%

_____________________________________________________________________________________________________________
Combined

Tax Bracket              18.74%          31.17%          34.04%           38.82%          42.26%

_____________________________________________________________________________________________________________

                     3. Now Compare Your Tax Free Income Yields With Taxable Income Yields

Tax Exempt                                     Equivalent Taxable Investment Yield
Yield                                           Required to Match Tax Exempt Yield

_____________________________________________________________________________________________________________
       2.0%               2.46%           2.91%          3.03%            3.27%            3.46%
_____________________________________________________________________________________________________________
       2.5%               3.08%           3.63%          3.79%            4.09%            4.33%
_____________________________________________________________________________________________________________
       3.0%               3.69%           4.36%          4.55%            4.90%            5.20%
_____________________________________________________________________________________________________________
       3.5%               4.31%           5.08%          5.31%            5.72%            6.06%
_____________________________________________________________________________________________________________
       4.0%               4.92%           5.81%          6.06%            6.54%            6.93%
_____________________________________________________________________________________________________________
       4.5%               5.54%           6.54%          6.82%            7.35%            7.79%
_____________________________________________________________________________________________________________
       5.0%               6.15%           7.26%          7.58%            8.17%            8.66%
_____________________________________________________________________________________________________________
       5.5%               6.77%           7.99%          8.34%            8.99%            9.53%
_____________________________________________________________________________________________________________
       6.0%               7.38%           8.72%          9.10%            9.81%            10.39%
_____________________________________________________________________________________________________________
       6.5%               8.00%           9.44%          9.85%            10.62%           11.26%
_____________________________________________________________________________________________________________
       7.0%               8.61%          10.17%          10.61%           11.44%           12.12%
_____________________________________________________________________________________________________________





To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                             CORPORATE TAXABLE EQUIVALENT YIELD TABLE
______________________________________________________________________________________________________________________________

                                       1. If Your Corporate Taxable Income Bracket Is . . .
_____________________________________________________________________________________________________________________________

Corporate     $0-         $50,001-   $75,001-    $100,001-    $335,001-       $10,000,001-   $15,000,001-    $18,333,334-
Return        50,000       75,000     100,000     335,000      10,000,000      15,000,000     18,333,333       and over
______________________________________________________________________________________________________________________________

                                         2. Then Your Combined Income Tax Bracket Is . . .
______________________________________________________________________________________________________________________________

Federal       15.00%      25.00%      34.00%     39.00%        34.00%         35.00%         38.00%           35.00%
Tax Rate
______________________________________________________________________________________________________________________________
State
Tax Rate      2.30%       2.30%       2.30%       2.30%        2.30%          2.30%          2.30%            2.30%
______________________________________________________________________________________________________________________________

State Tax     0.00%       0.00%       0.00%       0.00%        0.00%          0.00%          0.00%            0.00%
Surcharge
______________________________________________________________________________________________________________________________

Combined      16.96%      26.73%      35.52%      40.40%       35.52%         36.50%         39.43%           36.50%
Marginal
Tax Rate
______________________________________________________________________________________________________________________________

                                  3. Compare Tax Free Income Yields With Taxable Income Yields

Tax Exempt                                          Equivalent Taxable Investment Yield
Yield                                                Required to Match Tax Exempt Yield
______________________________________________________________________________________________________________________________

2.00%       2.41%         2.73%      3.10%        3.36%        3.10%           3.15%         3.30%             3.15%
______________________________________________________________________________________________________________________________

2.50%       3.01%         3.41%      3.88%        4.19%        3.88%           3.94%         4.13%             3.94%
______________________________________________________________________________________________________________________________

3.00%       3.61%         4.09%      4.65%        5.03%        4.65%           4.72%         4.95%             4.72%
______________________________________________________________________________________________________________________________

3.50%       4.21%         4.78%      5.43%        5.87%        5.43%           5.51%         5.78%             5.51%
______________________________________________________________________________________________________________________________

4.00%       4.82%         5.46%      6.20%        6.71%        6.20%           6.30%         6.60%             6.30%
______________________________________________________________________________________________________________________________

4.50%       5.42%         6.14%      6.98%        7.55%        6.98%           7.09%         7.43%             7.09%
_____________________________________________________________________________________________________________________________

5.00%       6.02%         6.82%      7.75%        8.39%        7.75%           7.87%         8.25%             7.87%
______________________________________________________________________________________________________________________________

5.50%       6.62%         7.51%      8.53%        9.23%        8.53%           8.66%         9.08%             8.66%
______________________________________________________________________________________________________________________________

6.00%       7.22%         8.19%      9.30%        10.07%       9.30%           9.45%         9.91%             9.45%
______________________________________________________________________________________________________________________________

6.50%       7.83%         8.87%      10.08%       10.91%       10.08%          10.24%        10.73%            10.24%
______________________________________________________________________________________________________________________________

7.00%       8.43%         9.55%      10.86%       11.75%       10.86%          11.02%        11.56%            11.02%
______________________________________________________________________________________________________________________________


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.